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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 6, 2007

                            PIKE ELECTRIC CORPORATION
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             (Exact name of registrant as specified in its charter)

            Delaware                    1-32582               20-3112047
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  (State or other jurisdiction        (Commission          (I.R.S. Employer
       of incorporation)              File Number)        Identification No.)

           100 Pike Way Mount Airy, NC                        27030
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      (Address of Principal Executive Offices)              (Zip Code)

       Registrant's telephone number, including area code: (336) 789-2171

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 6, 2007, Pike Electric Corporation ("Pike Electric") issued a press release announcing its financial results for the three and six months ended December 31, 2006. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1   Press Release of Pike Electric Corporation issued on February 6, 2007.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of such Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 PIKE ELECTRIC CORPORATION


Date:  February 6, 2007                          By:     /s/ Anthony Slater
                                                         ----------------------
                                                 Name:   Anthony Slater
                                                 Title:  Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.
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Exhibit 99.1   Press Release of Pike Electric Corporation, dated February 6,
               2007, reporting Pike Electric Corporation's financial results for the three and six months ended December 31, 2006.